Corporate Overview and Fourth Quarter and Full Year 2012 Financial Results

The presentations made in this document contain projections or other forward- looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2011, which was filed on February 28, 2012, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. Safe Harbor Disclosure 2

 SVB’s Unique Model  Strong Performance  Growth Initiatives  Outlook Overview 3

Our Mission: To increase our clients’ probability of success Build Deep Relationships Give Advice Make It Easy To Do Business With Us 4 4

A Unique Financial Services Company  Differentiated business model • Focus on “innovation” markets • Balance sheet lender • Strong deposit franchise • Diversified revenue streams  Leader • Leading market share • More than 600 venture firm clients • The bank for innovation companies  Established • 28 U.S. and six international offices • $22.8 billion in total assets (1) • $41.7 billion in total client funds (1,2) (1) As of 12/31/12 (2) Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds 5

A Diversified Platform 6

We Serve The Innovation Economy 7 VCs & PE Life Sciences Technology < 10% Market Share <15% Market Share ~50% Market Share Technology  Life Sciences  Venture Capital and Private Equity

Across the Globe 8 United States (28 Offices Nationwide)

Diversified Growth Across the Business

Growth Initiatives

GLOBAL MARKETS & REACH
- U.S.
- UK and Europe
- China
- Israel
- India

CLIENT NEEDS
- Growth Segment
- Corporate Finance Segment
- Private Bank
- Client Experience

Solutions

PRODUCT LINES
- New Products & Services
- Enhanced Credit Solutions
- Expanded Banking Network
- New Payment Solutions

Foundation

GLOBAL PLATFORM
- Global Core Banking System
- Enhanced Global Payment System
- IT Backbone Upgrade
- Enhanced On-line/Mobile Systems

9

SVB Financial Group

An Outstanding 2012 Exceptional Year-Over-Year Growth • Average loans • Average deposits • Average client investment funds • Net interest income • “Core” fee income * 10 • “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. In 2012, we outperformed on all of our key business drivers and continued to execute as planned on our global growth strategy And ... • Higher net interest margin driven by robust loan growth, despite low rates • Excellent overall credit quality • Ample capital and liquidity • Strong new client acquisition among critical early-stage companies and growth-driving larger companies • Launch of UK Branch and China JV Bank

Strong Q4 2012 Performance Outstanding loan growth Continued high credit quality “Core” fee income growth (3) Significant gains on VC investments and warrants (2) Higher net interest income compared to Q3’12 Strong new client acquisition Continued deposit growth Clients continue to do well Total client funds at all-time high (1) 11 (1) Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. (2) Gains in Q4’12 were primarily unrealized valuation gains. The fair value of these gains may fluctuate from quarter to quarter. (3) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

Growth in Average Loans of 58% Since Q4 2008 Growth Drivers • Resilience of innovation sector and our clients • Growing pervasiveness of technology • M&A market activity • SVB growth initiatives: o U.S. domestic o Segmentation o Private Bank o Global 12 Billions $5.51 $8.95 $5.23 $8.27 $0.0 $2.0 $4.0 $6.0 $8.0 Period-End Loans Average Loans Strong growth in VC Capital Call and Sponsored Buyout loans

Software 37% Hardware 13% Life Sciences 12% VC Cap Calls 19% Wine 6% Private Bank 9% Other 4% A Diversified Loan Portfolio Gross Loan Portfolio $9.0 Billion as of 12/31/12 11% Technology and Life Sciences Portfolio Only $5.5 Billion (61% of Total Portfolio) Balance Sheet Lending 50% Sponsor-Led Buyout 19% Commercial Finance 10% Early Stage 14% Factoring 7% Note: Cleantech-related loans are reported under hardware, software, life sciences and other commercial loan categories, as applicable. 13 Early-Stage Tech & LS Loans = $735 Million (8% of Total Gross Loans)

Powerful Client Funds Franchise Organic Factors • Highly liquid clients • Clients performing well • Addition of new clients Other Factors • Low rate environment • Safety of the balance sheet (unlimited FDIC insurance*) * For non-interest-bearing accounts ; terminated on December 31, 2012. 14 $21.0 $21.2 $5.7 $19.0 $0 $10 $20 $30 $40 $50 Q 4 '0 8 Q 1 '0 9 Q 2 '0 9 Q 3 '0 9 Q 4 '0 9 Q 1 '1 0 Q 2 '1 0 Q 3 '1 0 Q 4 '1 0 Q 1 '1 1 Q 2 '1 1 Q 3 '1 1 Q 4 '1 1 Q 1 '1 2 Q 2 '1 2 Q 3 '1 2 Q 4 '1 2 Average On-Balance Sheet Deposits Average Off-Balance Sheet Client Investment Funds Billions On-balance sheet deposits have grown 235% since Q4’08

$96.4 $160.6 5.39% 3.13% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% $90 $100 $110 $120 $130 $140 $150 $160 $170 Net Interest Income Net Interest Margin Net Interest Income has Grown 67% since Q4’08 All-time high 15 • Exceptional loan growth has driven record NII • But NIM has recently been pressured by ... • Higher premium amortization expense due to higher prepayment levels on mortgages underlying our mortgage- backed securities • Impact of low interest rates on loan yields • Competition for high- quality borrowers

Credit Quality Is Strong 16 1.57% 0.42% 1.80% 0.28% -1% 0% 1% 2% 3% 4% 5% Q4'08 Q2'09 Q4'09 Q2'10 Q4'10 Q2'11 Q4'11 Q2'12 Q4'12 NPLs as % of Total Gross Loans NCOs as % of Average Total Gross Loans (annualized)

$12.6 $8.6 $6.6 $4.3 $4.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 Q4' 0 8 Q1' 0 9 Q2' 0 9 Q3' 0 9 Q4' 0 9 Q1' 1 0 Q2' 1 0 Q3' 1 0 Q4' 1 0 Q1' 1 1 Q2' 1 1 Q3' 1 1 Q4' 1 1 Q1' 1 2 Q2' 1 2 Q3' 1 2 Q4' 1 2 Millions Letters of credit/standby LOC Client investment fees Credit card fees Credit Cards (+32%) and Foreign Exchange (+12%) Drove the Majority of Growth in 2012 “Core” Fee Income Has Grown 36% Since Q4’08 Total “Core” Fee Income $36.9m “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. 17

2013 Drivers We see continued momentum • Positive environment for our clients o Relative optimism among VCs and entrepreneurs o Strong corporate and angel investor activity o Healthy buyout and acquisition pipeline • Consistent ability to execute on our plans for growth • Strong competitive position 18 ... and some challenges. • Continued low interest rates • Regulatory changes • Competitive pressure • Lingering economic uncertainty

Outlook for 2013 Performance (1) Outlook for net interest income and net interest margin is partly based on management’s current forecast of prepayment rates on our mortgage-backed securities in our AFS securities portfolio and their impact on our forecasted premium amortization expense. (2) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. (3) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. Business Driver 2013 Outlook vs. 2012 Results Average loans Low twenties % growth Average deposits Mid single digits % growth Net interest income (1) Mid single digits % growth Net interest margin (1) Between 3.10% and 3.20% Allowance for loan losses for total gross performing loans/total gross performing loans Comparable to 2012 levels Net loan charge-offs 0.30%-0.50% of average total gross loans Non-performing loans/total gross loans Comparable to 2012 levels “Core” fee income (2)(3) Mid teens % growth Non-interest expense (excluding expense related to non-controlling interests) (3) Mid single digit % growth 19

Appendix 1) Financial Results 22 • Highlights 23 • Net Interest Income 25 • Loans 26 • Credit Quality 27 • Client Liquidity 28 • Balance Sheet 29 • Non-interest Income 31 • Sensitivity Charts 34 • Capital Ratios 36 2) Venture Capital Markets 38 3) Non-GAAP Reconciliations 41

Financial Results 22 Appendix

Quarterly Highlights: Q4 2011 – Q4 2012 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Diluted Earnings Per Share $0.81 $0.78 $1.06(1) $0.94 $1.12 Net Income Available to Common Stockholders $35.6M $34.8M $47.6M(1) $42.3M $50.4M Average Loans Change $6.4B 6.5% $6.8B 6.4% $7.2B 6.4% $7.9B 9.3% $8.3B 4.6% Average Deposits Change $16.5B 4.5% $17.0B 2.7% $17.4B 2.6% $18.3B 4.9% $19.0B 4.0% Net Interest Margin 3.10% 3.30% 3.22% 3.12% 3.13% Net Interest Income $140.1M $150.9M $151.9M $154.4M $160.6M Non-Interest Income $73.1M $59.3M $80.4M(1) $69.1M $126.7M Net Charge-Offs / Average Total Gross Loans 0.22% 0.21% 0.59% 0.17% 0.28% Non-Interest Expense $134.7M $132.0M $135.8M $135.2M $143.0M Return on Average Common SVBFG Stockholders’ Equity (annualized) 8.99% 8.61% 11.21%(1) 9.44% 10.99% Return on Average Assets (annualized) 0.72% 0.69% 0.92%(1) 0.77% 0.90% (1) Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business 23 Appendix – Financial Results (Highlights)

Annual Highlights: 2008 -2012

	2008	2009	2010	2011	2012
Diluted Earnings Per Share	$2.16	$0.66	$2.24[3]	$3.94[1][2]	$3.91[4]
Net Income Available to Common Stockholders	$73.6M	$22.7M	$95.0M[3]	$171.9M[1][2]	$175.1M[4]
Average Loans *Change*	$4.6B *31.5%*	$4.7B *1.4%*	$4.4B *-5.6%*	$5.8B *31.1%*	$7.6B *30.0%*
Average Deposits *Change*	$4.9B *23.6%*	$8.8B *79.6%*	$12.0B *36.8%*	$15.6B *29.4%*	$17.9B *15.0%*
Average AFS Securities	$1.3B	$2.3B	$5.3B	$9.4B	$10.7B
Net Interest Margin	5.72%	3.73%	3.08%	3.08%	3.19%
Net Interest Income	$368.6M	$382.2M	$418.1M	$526.3M	$617.9M
Non-Interest Income	$152.4M	$97.7M	$247.5M[3]	$382.3M[1]	$335.5M[4]
Net Charge-Offs (Recoveries)/ Total Average Gross Loans	0.87%	2.64%	0.77%	(0.02%)	0.31%
Non-Interest Expense	$312.9M	$343.9M	$422.8M	$500.6M[2]	$546.0M
Return on Average Common SVBFG Stockholders' Equity	10.21%	2.13%	7.72%[3]	11.87%[1][2]	10.09%[4]
Return on Average Assets	1.00%	0.42%	0.64%[3]	0.92%[1][2]	0.82%[4]

(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
(3) Includes gains of $0.35/share or $14.9M (net of tax) from sales of AFS securities
(4) Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business

24 Appendix – Financial Results (Highlights)

SVB Financial Group

$354.1 $619.8 7.38% 3.19% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $350 $400 $450 $500 $550 $600 $650 2006 2007 2008 2009 2010 2011 2012 Net Interest Income Net Interest Margin Millions Net Interest Income has Grown Despite Low Rates All-time high 25

All-Time High Loan Balances 26 Appendix – Financial Results (Loans) $2.0 $8.9 $1.8 $7.6 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Billions Period-end Loans, net of unearned income Average Loans, net of unearned income 10-year CAGR Period-end loans: 16.24% Average loans: 15.44%

Credit Quality Has Remained Strong 27 Appendix – Financial Results (Credit Quality) $87.3 $38.3 1.80% 0.28% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $40 $80 $120 Non-Performing Loans Net Charge-Offs, annualized (%) Millions As a % of Average Total Gross Loans

$4.2 $22.8 $11.9 $41.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Billions Period-End Total Assets Period-End Total Client Funds Strong Client Liquidity * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. * 28 Appendix – Financial Results (Client Liquidity) 10-year Asset Growth = 441% 10-year Total Client Funds* Growth = 249%

Non-Interest- Bearing Deposits $13.9 Interest- Bearing Deposits $5.3 Borrowings $0.6 Other Liabilities $0.4 Net Loans $8.9 AFS Securities (Primarily Agencies) $11.3 Cash $1.0 Other $0.4 Assets: $22.8 Billion (1) A Highly Liquid Balance Sheet (1) As of 12/31/2012. (2) Net of non-controlling interests, non-marketable securities were $476.1million. Non-GAAP number. Please see non- GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 29 Appendix – Financial Results (Balance Sheet) Liabilities: $20.2 Billion (1) Non-Marketable Securities (2) (VC Investments) $1.2

A Highly Liquid Balance Sheet 30 Appendix – Financial Results (Balance Sheet) $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Liabilities (Billions) Noninterest-bearing deposits Interest bearing deposits Borrowings Other liabilities $4.0 $4.5 $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Assets (Billions) Cash and cash equivalents Net loans Available-for-sale securities Non-marketable securities Other assets $4.5 $5.1 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 Our balance sheet has grown by more than 400% since 2003

“Core”(*) Fee Income Has Grown (*) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. 31 Appendix – Financial Results (Non-Interest Income) $0 $20 $40 $60 $80 $100 $120 $140 $160 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions Letters of credit/ standby LOC Client investment fees Credit card fees Deposit service charges Foreign exchange fees Total Core Fee Income $136.9M

-$10.7 -$9.6 $5.2 -$1.4 -$2.5 $11.3 -$5.8 -$4.6 $16.1 $32.7 $31.5 ($20) ($10) $0 $10 $20 $30 $40 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions Gains (losses) on Investment Securities (Venture Capital-Related Investments) Net of NCI and excluding gains on certain AFS (1) (2) 1) Non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information 2) Investment gains include both realized and unrealized gains/losses. 3) Numbers are inclusive of non-controlling interests (NCI); Gains (losses) attributable to NCI not reported for these periods. (3) (3) (3) Investment Securities Gains and Losses 32 Appendix – Financial Results (Non-Interest Income)

Gains and Losses on Equity Warrants 33 Appendix – Financial Results (Non-Interest Income) -$2.7 $8.2 $2.7 $3.3 $21.8 $23.5 $10.5 -$0.1 $6.6 $37.4 $19.4 ($10) $0 $10 $20 $30 $40 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions

Rising Rates Will Benefit Us Significantly We expect each 25 bps increase in the Fed Funds rate to contribute approximately $7 – $10 million to Net Interest Income* * Tax-effected estimates are based on static balance sheet and assumptions as of 12/31/12 34 Appendix –Financial Results (Sensitivity) Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +75 +22.4 million $0.50 +0.9% +0.19% +100 +$36.3 million $0.82 +1.5% +0.29% +200 +$82.2 million $1.85 +3.3% +0.66% +300 +$128.0 million $2.88 +5.0% +1.03%

Higher Loan Balances Will Benefit Us Each $250 million increase in loan volume contributes approximately $0.20 to EPS* 35 Appendix –Financial Results (Sensitivity) Growth in Overall Loan Balances ($$) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +250 million +$8.8 million $0.20 +0.4% +0.07% +500 million +$17.6 million $0.40 +0.7% +0.14% +750 million +$26.4 million $0.59 +1.1% +0.21% +1 billion +$35.2 million $0.79 +1.4% +0.29% * Tax-effected estimates are based on static balance sheet and assumptions as of 12/31/12

14.05% 8.04% 8.06% 13.53% 12.79% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Total risk-based capital Tangible common equity to tangible assets Tier 1 leverage Tangible common equity to risk-weighted assets Tier 1 risk-based capital We Are Well Capitalized – Holding Company 36 Appendix –Financial Results (Capital Ratios) * Non-GAAP measures; please see Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. * *

12.53% 7.41% 11.24% 12.08% 7.06% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Total risk-based capital Tangible common equity to tangible assets Tier 1 risk-based capital Tangible common equity to risk-weighted assets We Are Well Capitalized – Bank (1) (2) 37 Appendix –Financial Results (Capital Ratios) (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. (2) Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. (2)

Venture Capital Markets 38 Appendix – Venture Capital Markets

Source: National Venture Capital Association 39 Appendix – Venture Capital Markets Annual VC Market Activity $20.0 $21.5 $21.5 3,698 49 435 0 1,000 2,000 3,000 4,000 5,000 $0.0 $10.0 $20.0 $30.0 $40.0 2007 2008 2009 2010 2011 2012 U.S. VC Investment $$ M&A $$ IPO $$ Investment # IPO # M&A # Transactions Billions

0 200 400 600 800 1,000 1,200 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 U.S. VC Investment $$ M&A $$ IPO $$ Investment # IPO # M&A # Transactions Billions Facebook IPO: $16 Billion Source: National Venture Capital Association 40 Appendix – Venture Capital Markets Quarterly VC Market Activity

Non-GAAP Reconciliations 41 Appendix – Non-GAAP Reconciliations

Non-GAAP Non-Marketable Securities (Net of Non-controlling Interests) 42 Appendix – Non-GAAP Reconciliations For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Nonmarketable securities, net of NCI Non-GAAP non-marketable securities, net of non controlling interests (dollars in thousands) December 31, 2012 GAAP non-marketable securities $ 1,184,265 Less: noncontrolling interests in non-marketable securities 708,157 Non-GAAP non-marketable securities, net of non controlling interests $ 476,108

Non-GAAP “Core” Fee Income Reconciliation 43 Appendix – Non-GAAP Reconciliations For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2002 2003 2004 2005 2006 2007 GAAP noninterest income $ 71,426 $ 81,393 $ 107,774 $ 117,495 $ 141,206 $ 220,969 Less: gains (losses) on investment securities, net (10,679) (9,614) 5,198 4,307 2,551 46,724 Less: gains (losses) on derivative instruments, net 11,815 20,200 3,428 6,750 17,949 23,935 Less: other noninterest income 8,789 9,067 10,959 9,711 23,565 26,096 Non-GAAP core fee income $ 61,501 $ 61,740 $ 88,189 $ 96,727 $ 97,141 $ 124,214 Non-GAAP core fee income (dollars in thousands) Year ended December 31, 2008 2009 2010 2011 2012 GAAP noninterest income $ 152,365 $ 97,743 $ 247,530 $ 382,332 $ 335,546 Less: gains (losses) on investment securities, net (14,777) (31,209) 93,360 195,034 122,114 Less: gains (losses) on derivative instruments, net 18,505 (753) 9,522 38,681 22,120 Less: other noninterest income 19,052 29,961 35,642 30,155 54,401 Non-GAAP core fee income $ 129,585 $ 99,744 $ 109,006 $ 118,462 $ 136,911

Non-GAAP “Core” Fee Income Reconciliation 44 Appendix – Non-GAAP Reconciliations For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-GAAP core fee income (dollars in thousands) Three months ended September 30, December 31, March 31, June 30, September 30, December 31, March 31, June 30, September 30, December 31, 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 GAAP noninterest income $ 86,236 $ 71,864 $ 89,954 $ 123,708 $ 95,611 $ 73,059 $ 59,293 $ 80,426 $ 69,139 $ 126,688 Less: gains (losses) on investment securities, net 46,611 25,940 1,337 71,680 52,262 19,755 7,839 25,809 20,228 68,238 Less: gains (losses) on derivative instruments, net 1,257 4,957 551 13,651 9,951 14,528 5,976 8,713 1,111 6,320 Less: other noninterest income 11,381 10,735 10,264 10,012 3,108 6,771 13,078 12,664 13,423 15,236 Non-GAAP core fee income $ 26,987 $ 30,232 $ 27,802 $ 28,365 $ 30,290 $ 32,005 $ 32,400 $ 33,240 $ 34,377 $ 36,894

Non-GAAP Gains (Losses) on Investment Securities Reconciliation

Non-GAAP net gains on investment securities, net of noncontrolling interests (dollars in thousands)	Year ended December 31, 2005	2006	2007	2008	2009	2010	2011	2012
GAAP net gains (losses) on investment securities	$ 4,307	$ 2,551	$ 46,724	$ (14,777)	$ (31,209)	$ 93,360	$ 195,034	$ 122,114
Less: income (losses) attributable to noncontrolling interests, including carried interest	5,743	5,032	35,449	(8,929)	(26,638)	52,586	125,042	85,640
Net gains (losses) on investment securities, net of noncontrolling interests	(1,436)	(2,481)	11,275	(5,848)	(4,571)	40,774	69,992	36,474
Less: gains on sales of certain available-for-sale securities	-	-	-	-	-	24,699	37,314	4,955
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests and excluding gains on sales of certain available-for-sale securities	$ (1,436)	$ (2,481)	$ 11,275	$ (5,848)	$ (4,571)	$ 16,075	$ 32,678	$ 31,519

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

45 Appendix – Non-GAAP Reconciliations

SVB Financial Group

Non-GAAP TCE/TA and TCE/RWA Reconciliation

(Consolidated)

Consolidated TCE/TA

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	SVB Financial Group					
	December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012
GAAP SVBFG stockholders' equity	$ 676,369	$ 991,356	$ 1,128,343	$ 1,274,350	$ 1,569,392	$ 1,830,555
Less: intangible assets	1,632	1,087	665	847	601	-
Less: goodwill	4,092	4,092	-	-	-	-
Less: preferred stock	-	221,185	-	-	-	-
Tangible common equity (TCE)	$ 670,645	$ 764,992	$ 1,127,678	$ 1,273,503	$ 1,568,791	$ 1,830,555
GAAP total assets	$ 6,692,171	$ 10,018,280	$ 12,841,399	$ 17,527,761	$ 19,968,894	$ 22,766,123
Less: intangible assets	1,632	1,087	665	847	601	-
Less: goodwill	4,092	4,092	-	-	-	-
Tangible assets (TA)	$ 6,686,447	$ 10,013,101	$ 12,840,734	$ 17,526,914	$ 19,968,293	$ 22,766,123
Risk-weighted assets (RWA)	$ 6,524,021	$ 8,220,447	$ 7,494,498	$ 9,406,677	$ 11,837,902	$ 13,532,984
Tangible common equity to tangible assets	10.03 %	7.64 %	8.78 %	7.27 %	7.86 %	8.04 %
Tangible common equity to risk-weighted assets	10.28	9.31	15.05	13.54	13.25	13.53

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

46 Appendix – Non-GAAP Reconciliations

SVB›Financial Group

Non-GAAP TCE/TA and TCE/RWA Reconciliation

(Bank Only)

Bank Only TCE/TA

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Silicon Valley Bank December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012
GAAP Silicon Valley Bank stockholders' equity	$ 586,949	$ 695,438	$ 914,068	$ 1,074,561	$ 1,346,854	$ 1,591,643
Less: intangible assets	-	-	-	-	-	-
Tangible common equity (TCE)	$ 586,949	$ 695,438	$ 914,068	$ 1,074,561	$ 1,346,854	$ 1,591,643
GAAP total assets	$ 6,164,111	$ 9,419,440	$ 12,186,203	$ 16,268,589	$ 18,758,813	$ 21,471,111
Less: intangible assets	-	-	-	-	-	-
Tangible assets (TA)	$ 6,164,111	$ 9,419,440	$ 12,186,203	$ 16,268,589	$ 18,758,813	$ 21,471,111
Risk-weighted assets (RWA)	$ 6,310,721	$ 8,109,332	$ 7,293,332	$ 9,047,907	$ 11,467,401	$ 13,177,887
Tangible common equity to tangible assets	9.52 %	7.38 %	7.50 %	6.61 %	7.18 %	7.41 %
Tangible common equity to risk-weighted assets	9.30	8.58	12.53	11.88	11.75	12.08

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

47 Appendix – Non-GAAP Reconciliations

SVB›Financial Group